Variable Annuities Issued by Minnesota Life

Supplement dated January 24, 2019 to the Variable Adjustable Life and Variable Adjustable Life — Horizon Life Insurance Prospectuses dated May 1, 2018.

The following statement is added after the last paragraph in the section entitled "Exchange Offer" found on page 34 of the Variable Adjustable Life Prospectus and on page 35 of the Variable Adjustable Life — Horizon Prospectus.

The Exchange Offer will no longer be available after May 1, 2019 and all exchanges must be completed by that date.

Please retain this supplement for future reference.

F93207 01-2019